EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AxoGen, Inc. (the “Company”) on Form 10-K (the “Form 10-K”) for the year ended December 31, 2012 as filed with the Securities and Exchange Commission, as amended by this Amendment No. 1 to Annual Report on Form 10-K (the “10-K/A”) (the Form 10-K, as amended by the Form 10-K/A, the “Report”), I, Karen Zaderej, Chief Executive Officer and Gregory G. Freitag, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Karen Zaderej
Karen Zaderej
Chief Executive Officer
August 6, 2013

/s/ Gregory G. Freitag
Gregory G. Freitag
Chief Financial Officer
August 6, 2013